The Ensign Group, Inc. Announces Record and Distribution Dates for REIT Spin-Off

MISSION VIEJO, Calif., May 13, 2014 (GLOBE NEWSWIRE) — The Ensign Group, Inc. (Nasdaq:ENSG), the parent company of the Ensign™ group of skilled nursing, rehabilitative care services, home health, hospice care, assisted living and urgent care companies, announced today that its board of directors has approved the separation of its healthcare business and its real estate business into two separate and independent publicly traded companies:

•	The Ensign Group, Inc., which will continue to acquire real estate and provide healthcare services through its existing and future operations; and

•	CareTrust REIT, Inc., which will own, acquire and lease real estate serving the healthcare industry.

Ensign will effect the separation through a spin-off in which it will distribute all of the outstanding shares of CareTrust common stock to Ensign’s stockholders on a pro rata basis. The distribution will be made to Ensign stockholders of record as of 5:00 p.m., Eastern time, on May 22, 2014, the record date for the distribution. The spin-off will be effective from and after June 1, 2014, and shares are expected to be distributed on June 2, 2014.

In the distribution, Ensign stockholders will receive one share of CareTrust common stock for each share of Ensign common stock held as of 5:00 p.m. Eastern time on the record date. No fractional shares will be distributed in connection with the spin-off. A cash payment will be made in lieu of any fractional shares.

Following the spin-off, CareTrust will be a separate publicly traded company independent from Ensign, and Ensign will not retain any CareTrust common stock. Ensign will continue to be listed on NASDAQ under the symbol “ENSG,” while CareTrust expects to list its common stock on NASDAQ under the symbol “CTRE.”

Gregory K. Stapley, Ensign’s Executive Vice President and Secretary, will become the President and Chief Executive Officer of CareTrust. Other than Mr. Stapley, Ensign’s current management team will continue in place. Ensign’s board of directors has appointed Chad A. Keetch, who has been working alongside Mr. Stapley for several years, to succeed Mr. Stapley as Ensign’s Executive Vice President and Secretary on the effective date of the spin-off. Ensign’s President and Chief Executive Officer, Christopher R. Christensen, will also serve as a CareTrust director during a transitional period.

Mr. Christensen also emphasized that Ensign will continue to acquire properties consistent with its existing business model.

It is expected that, from May 20, 2014 through June 2, 2014, there will be two markets in Ensign common stock:

•	a “regular-way” or “due-bills” market (Nasdaq:ENSG) in which shares of Ensign common stock will trade with an entitlement to receive shares of CareTrust common stock on the distribution date; and

•	an “ex-distribution” market (Nasdaq:ENSGV) in which shares of Ensign common stock will trade without an entitlement to receive shares of CareTrust common stock on the distribution date.

During this time period, it is also expected that shares of CareTrust common stock will begin trading on a “when-issued” basis (Nasdaq:CTREV). On the first trading day following the distribution date, all shares of Ensign common stock and CareTrust common stock will be traded only on a “regular-way” market.

No action is required by Ensign stockholders in order to receive shares of CareTrust common stock in the distribution. An information statement containing details of the spin-off and information about CareTrust will be mailed to Ensign stockholders prior to the distribution date.

The spin-off is conditioned on CareTrust’s registration statement being declared effective by the U.S. Securities and Exchange Commission, which is expected to occur in the coming days, as well as authorization by NASDAQ and other conditions described in the registration statement. Ensign also reserves the right to withdraw and cancel the distribution if, at any time prior to the distribution date, the board of directors of Ensign determines that the spin-off is not in the best interests of Ensign and its stockholders, or that market conditions or other circumstances are such that the spin-off is no longer advisable.

Ensign has received a favorable tax ruling from the U.S. Internal Revenue Service approving the tax-free status of the spin-off. Non-U.S. stockholders may be subject to tax on the distribution in jurisdictions other than the U.S. Ensign stockholders are urged to consult their financial advisors and tax advisors regarding the particular consequences of the distribution in their situation, including, without limitation, the specific implications of selling shares of Ensign common stock on or prior to the distribution date and the applicability and effect of any U.S. federal, state, local and foreign tax laws.

About Ensign™

The Ensign Group, Inc.‘s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies, home health and hospice services, urgent care services and other rehabilitative and healthcare services at 122 facilities, eight hospice companies, ten home health businesses and eleven urgent care clinics in California, Arizona, Texas, Washington, Utah, Idaho, Colorado, Nevada, Iowa, Nebraska and Oregon. Each of these operations is operated by a separate, independent operating subsidiary that has its own management, employees and assets. References herein to the consolidated “company” and “its” assets and activities, as well as the use of the terms “we,” “us,” “its” and similar verbiage, are not meant to imply that The Ensign Group, Inc. has direct operating assets, employees or revenue, or that any of the facilities, the home health and hospice businesses, the Service Center or the captive insurance subsidiary are operated by the same entity. More information about Ensign is available at http://www.ensigngroup.net.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements that are based on management’s current expectations, assumptions and beliefs about its business, financial performance, operating results, the industry in which it operates and other future events. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding the anticipated timing, structure, benefits and tax treatment of the proposed separation of Ensign’s healthcare business and its real estate business, and future financing plans, growth prospects and operating and financial performance. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement.

Risks and uncertainties related to the proposed spin-off include: the company’s ability to obtain all necessary consents and approvals and satisfy all conditions to the spin-off; the ability to expand the healthcare and real estate businesses following the spin-off; and the potential diversion of management’s attention from traditional business concerns. Other risks and uncertainties relate to the company’s business, its industry and its common stock and include: reduced prices and reimbursement rates for its services; its ability to acquire, develop, manage or improve facilities, its ability to manage its increasing borrowing costs as it incurs additional indebtedness to fund the acquisition and development of facilities; its ability to access capital on a cost-effective basis to continue to successfully implement its growth strategy; its operating margins and profitability could suffer if it is unable to grow and manage effectively its increasing number of facilities; competition from other companies in the acquisition, development and operation of facilities; and the application of existing or proposed government regulations, or the adoption of new laws and regulations, that could limit its business operations, require it to incur significant expenditures or limit its ability to relocate its facilities if necessary. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the company’s periodic filings with the Securities and Exchange Commission, including statements and are encouraged to review the company’s periodic filings with the Securities and Exchange Commission, including its Form 10-K filed on February 13, 2014 and its Form 10-Q filed on May 8, 2014, for a more complete discussion of the risks and other factors that could affect Ensign’s business, prospects and any forward-looking statements. Except as required by the federal securities laws, Ensign does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

CONTACT: Investor/Media Relations, The Ensign Group, Inc. (949) 487-9500, ir@ensigngroup.net

SOURCE: The Ensign Group, Inc.

3